Exhibit 32.2

              Certification pursuant to Rule 13a-14(b) or 15d-14(b)
            of the Securities Exchange Act of 1934 and 18 U.S.C. 1350

            ---------------------------------------------------------

In connection with the amended annual report on Form 10-KSB/A of ELECTRONIC SENSOR TECHNOLOGY, INC. (the "Company") for the fiscal year ended December 31, 2005 (the "Report"), I, Francis Chang, Secretary, Treasurer and Vice President of Finance and Administration of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Francis Chang
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Francis Chang
Secretary, Treasurer and
Vice President of Finance and
Administration


September 26, 2006